Sovereign Bancorp, Inc. Investor Presentation August 2007

Forward-Looking Statements This presentation contains statements of Sovereign Bancorp, Inc.'s (the "Company") strategies, plans and objectives, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements Factors that might cause such a difference include, but are not limited to: general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and other technological factors affecting the Company's operations, pricing, products and services

Overview of Sovereign

An Exceptional Franchise Serving the Northeastern United States 18th largest bank in U.S. with $83 billion in assets at June 30, 2007 750 offices & over 2,250 ATM's Approx. 11,850 team members Source: SNL DataSource 5 Largest MSA's in Northeast U.S.

Sovereign's Growth - A Combination of Organic Growth and Acquisitions Deposits ($ in billions) Assets ($ in billions) $9.5 $8.7 $12.0 $24.5 $23.3 $26.9 $27.3 $32.6 $38.0 $52.4 $12.3 $15.3 $17.7 $21.9 $26.6 $33.5 $35.5 $39.6 $43.5 $54.5 $63.7 $89.6 Organic CAGR 5.7% CAGR 19.7% Organic CAGR 9.4% CAGR 19.3% Source: Wall Street Research, Company data

Sovereign's Vision and Strategy Vision To be recognized by customers and prospects as a customer-centric local community bank with large bank capabilities Strategy To acquire and retain customers by: Demonstrating convenience through our locations, technology and business approach Offering innovative and easy-to-use products and services Providing high-quality customer service that is both responsive and flexible

America's Neighborhood Bank sm

Sovereign's Business Model Increased emphasis on core commercial and consumer, franchise based businesses; Sovereign does not have any lending units whose principal focus is on sub-prime lending Core Commercial: Commercial Real Estate Mini Perm Conduit C&I Lending Business Banking Branch Business Banking SBA Centralized strategy with a de-centralized delivery structure Community Banking delivery model, each with a Market CEO Local decision making by experienced commercial/retail bankers Core Consumer (within footprint): Home Equity Lending Residential Mortgage Retail Banking

Specialty Businesses - Regional and National Auto Finance Dealer Floor Plan Indirect Auto Aviation Finance Multi-Family/CRE Health Care/Not-For-Profit Asset Based Lending Business Alliance Capital Corp. Franchise Finance Capital Markets Cash Management Equipment Finance/Leasing Trade Finance Retail Finance Sports Lending

Strategic Alliances CVS/Cardtronics Over 1,000 ATMs installed to date First Data Corp. Sovereign Merchant Services Dedicated sales force in excess of 100 ADP Sovereign Payroll Services Dedicated sales force of approximately 225 American Express - OPEN Customer Rewards Program Official card issuer

Re-energize Emphasis on Convenience and Customer Service Consumer banking emphasizes convenience and customer service Many markets offer 7-day banking Appointment banking 24/7/365 domestic call centers and internet availability Developing comprehensive strategy to serve a variety of ethnic markets including Hispanic/Latino markets Custom Switching Services

- Objectives for 2007 Execute on four key initiatives to deliver improved quality of earnings, provide greater transparency and understanding of Sovereign's businesses and strategy, and better position Sovereign for sustainable growth Progress to date on four initiatives: Improve productivity and expense management Improve the capital position and quality of earnings Improve the customer experience Improve communications with all stakeholders +

Improving Productivity and Expense Management

Expense Reduction Initiative Primary focus on: Functional redundancies and operating inefficiencies Products/business lines not meeting profit or strategic goals Leverage economies of scale with vendor supply and service contracts Capacity utilization and expenses associated with facilities Consolidations of departments Optimization of retail delivery channels While minimizing impact on customer facing activities and organic revenue generation Identified ~$100 million of expense reductions

Capital Re-investment in Core Businesses to Continue Sovereign will continue to invest in core commercial and consumer businesses as well as targeted specialty businesses Sovereign will continue to make investments to improve the customer experience Comprehensive review of all bank information systems currently underway Reduction of account opening time More incentives focused on sales and service Revitalization of Community Banking Offices Sovereign intends to direct greater marketing resources toward deposit products in 2007 Sovereign plans to open/relocate up to 40 new community banking offices over the next 2 years - up to 18 in 2007 and 22 in 2008

Improving Capital Position and Quality of Earnings

Improved Loan Mix - Result of Balance Sheet Restructuring Period-end balances December 31, 2006 1Q07 Loan Sales: $3.3 billion correspondent home equity loans $2.5 billion purchased residential mortgages $1.3 billion multi-family loans Total Commercial Loans 48.7% Total Consumer Loans 51.3% Total Commercial Loans 52.3% Total Consumer Loans 47.7% June 30, 2007

Residential Mortgages - As of June 30, 2007 Total Residential Mortgages Total Residential Mortgages Outstanding Balance $14.4 billion Weighted Average FICO 736 Weighted Average LTV 53.8% Fixed Rate Adjustable Rate 69% 31% >91% 5% 80% to 90% 6% 51% to 79% 72% <50% 17% >741 43% 681 to 740 37% 621 to 680 17% <620 3% LTV Distribution FICO Distribution Alt - A Mortgages Alt - A Mortgages Outstanding Balance $2.9 billion Weighted Average FICO 722 Weighted Average LTV 66.7% Fixed Rate Adjustable Rate 35% 65% >91% 2% 80% to 90% 8% 51% to 79% 77% <50% 13% >741 41% 681 to 740 45% 621 to 680 14% <620 0% LTV Distribution FICO Distribution 1 1 1 1 1 Statistics based on original loan amount and are as of time of origination for those loans that data was available.

Retained Correspondent HMEQ Retained Correspondent HMEQ Outstanding Balance $567 million Reserves/Discount $76 million Balance, net $491 million Weighted Average FICO 647 Weighted Average CLTV 83% First Lien Second Lien 68% 32% >91% 33% 80% to 90% 31% 51% to 79% 32% <50% 4% >741 23% 681 to 740 18% 621 to 680 20% <620 39% Home Equity Lending - As of June 30, 2007 Direct Home Equity Direct Home Equity Outstanding Balance $5.5 billion Weighted Average FICO 784 Weighted Average CLTV 58.9% Fixed Rate Loans Lines of Credit 69% 31% First Lien Second Lien 39% 61% >91% 3% 80% to 90% 22% 51% to 79% 44% <50% 31% >741 61% 681 to 740 27% 621 to 680 10% <620 2% CLTV Distribution FICO Distribution CLTV Distribution FICO Distribution 1 1 Statistics based on original loan amount and are as of time of origination for those loans that data was available. 2 Statistics based on current FICO for those loans that data was available. 1 2 1

Homebuilder Lending $459 million outstanding at June 30, 2007 Geographic Distribution: Warehouse Lending $625 million outstanding at June 30, 2007 Loans fully collateralized by underlying residential mortgage collateral Other Residential Related Exposure

Restoring Capital Levels Sovereign Bancorp, Inc.

Less Reliance on Wholesale Assets Wholesale assets includes investments and purchased loans $ in millions

Benefits of Restructuring Repositions Sovereign for sustainable growth in core earnings long-term Improves risk profile of balance sheet Improves capital levels Provides investment capital to support organic growth Reduces reliance on purchased assets and wholesale funding, improving quality of balance sheet and income statement Enables management to fully focus attention on building core competencies

Improving The Customer Experience

Tactical Plans to Improve Customer Experience Improve quality of service Migrated back to domestically-based customer service functions Refresher service training for all customer service personnel completed during second quarter Implemented a new premiere customer service team for Sovereign Merchant Services customers with volumes exceeding $1M annually in credit card volume Realign consumer and commercial infrastructure Consolidate commercial and retail online banking for economies of development and better customer experience - easier to use, more functionality Rationalize product set Rolled out customer switching services across franchise Upgraded commercial online banking system Introduced "Sovereign Secure Access" functionality to enhance online transactions Streamlined retail product set by half in first quarter - 10 checking products to 5 Currently addressing grandfathered accounts to increase balance retention

Tactical Plans to Improve Customer Experience Optimize sales process Focus sales force on core deposit acquisition Implement coordinated, aggressive balance-building campaigns Align advertising, incentives, and communication in support of core deposit growth goals Optimize effectiveness of the advertising spend by re-allocating across geographies Increase online usage Launched program to increase online bill payment usage - achieved 120% of goal Expand ATM network Developed partnership with CVS to provide ATM banking services at over 1,000 locations

Improving Communications with all Stakeholders

Improving Communication Management's responsibility is to share with all key constituents information that is timely, accurate, consistent and concise Key constituents include: Team Members Shareholders Analysts Customers Changes to date - Financial Disclosures: Operating earnings definition Capital ratios streamlined More credit quality detail (C&I, CRE) More deposit detail (wholesale vs. core) Community leaders Advisory groups Regulators Rating agencies

Second Quarter of 2007 Highlights Net income of $148 million or $.29 per diluted share, including charges, as compared to ($59) million or ($.15) per share a year ago Operating earnings for EPS purposes of $170 million or $.33 per share as compared to $163 million or $.37 per diluted share a year ago Strong loan growth in core commercial and consumer portfolios partially offset by a commercial loan securitization of approximately $1 billion Average deposits declined $808 million during the quarter; of this $1.0 billion was planned runoff in higher cost wholesale deposits as we reduced our reliance on these wholesale deposit sources

Second Quarter of 2007 Highlights Net interest margin expanded 1 basis points from first quarter levels to 2.71% Consumer and commercial banking fees increased 10% linked quarter, rebounding from seasonal lows typically present in the first quarter of each year G&A expenses increased $6.6 million or 2% from first quarter levels, increased marketing expenses of $8 million Credit quality continues to meet our expectations Capital ratios expanded within expectations, despite adverse change in other comprehensive income

Credit Quality Trends 2Q06 3Q06 4Q06 1Q07 2Q07 East 0.0036 0.0037 0.0035 0.0043 0.0042 Non-Performing Loans to Loans Held for Investment 2Q06 3Q06 4Q06 1Q07 2Q07 East 0.0023 0.0023 0.0029 0.0016 0.0018 Annualized Net Charge-offs to Average Loans 2Q06 3Q06 4Q06 1Q07 2Q07 East 2.51 2.4 2.51 2.08 2.17 Allowance to Non-Performing Loans * 4Q06 net charge-offs exclude credit charges related to balance sheet restructuring of $390 million *

Annualized Net Charge-offs/ Average Loans Non-Performing Loans and Net Charge-offs Non-Performing Loans/ Total Loans Held for Investment

6/30/2006 9/30/2006 12/31/2006 3/31/2007 6/30/2007 Total Past Due 46 70 93 81 109 Past Due as % of Outstandings 0.0212 0.0278 0.0374 0.0338 0.0369 Total Past Due Loan Trends 6/30/2006 9/30/2006 12/31/2006 3/31/2007 6/30/2007 Total Past Due 212 362 316 273 273 Past Due as % of Outstandings 0.0123 0.0203 0.0218 0.019 0.019 6/30/2006 9/30/2006 12/31/2006 3/31/2007 6/30/2007 Total Past Due 248 278 122 101 129 Past Due as % of Outstandings 0.0162 0.0181 0.0117 0.0085 0.0103 6/30/2006 9/30/2006 12/31/2006 3/31/2007 6/30/2007 Total Past Due 100 192 102 153 122 Past Due as % of Outstandings 0.0034 0.0064 0.0034 0.0051 0.0041 Total Residential Mortgage Loans Alt A Mortgage Loans Home Equity and Indirect Auto Consumer Loans Commercial Loans $ in millions

What To Expect In 2007 Upper-single digit year-over-year growth in core commercial and consumer loan categories Reductions in correspondent home equity and residential mortgage lending Mid-single digit year-over-year growth from in-market deposits, offset by declines in wholesale deposits $80 million decline in G&A expenses from fourth quarter levels offset by investment in core franchise Improvement in net charge-offs over last year as result of correspondent home equity portfolio sale, partially offset by anticipated weakening of credit

What to Expect in 2007 Disciplined and focused approach to increasing the value of our core franchise Increase the rate of household and enterprise acquisition Increase the rate of cross selling and share of wallet Continued formation of a solid capital position Company-wide program to improve our sales culture Continued focus on operational excellence Better, faster and cheaper Continue to increase communications and transparency Both internally and externally

Appendix

Operating Earnings Per Share This presentation contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP") Sovereign's management uses the non-GAAP measures of Operating Earnings in its analysis of the company's performance. These measures typically adjust net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature or are associated with acquiring and integrating businesses, and certain non-cash charges Since certain of these items and their impact on Sovereign's performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information in evaluating the operating results of Sovereign's core businesses These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures, which may be presented by other companies

One Non-GAAP Financial Measure Sovereign's management used the non-GAAP measure of Operating Earnings, and that related per share amounts on their analysis of the company: Provides greater financial transparency Provides useful supplemental information when evaluating Sovereign's core businesses Consistent with SEC's publicly stated desire for fewer non-GAAP disclosures Operating Earnings represent net income adjusted for after- tax effects of merger-related and integration charges and any other non-recurring charges

Reconciliation of Operating Earnings to Reported GAAP Earnings ($ in thousands)

Reconciliation of Operating Earnings to Reported GAAP Earnings ($ in thousands) Quarter Ended

Sovereign Bancorp, Inc.